Exhibit 99.1
EdgeWater Research Partners LLC Fall 2005 MicroCap/SmallCap Conference October 7, 2005

Cautionary Note Regarding Forward-Looking Statements All forward-looking statements contained in this press release are made within the meaning of and under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements regarding the business prospects for the Company and its subsidiaries and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non- financial items, performance or events. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including, but not limited to, the Company's ability to obtain and maintain sufficient capital and liquidity; the effects of litigation and claims; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies; the effects of competition; customer and industry demand and preferences; the Company's ability to attract, retain and motivate key personnel; the ability of the Company to secure and maintain relationships; changes in the energy industry; general economic, market and business conditions; and other factors identified from time to time in the Company's reports and filings with the Securities and Exchange Commission. The forward- looking statements in this presentation speak only as of the date hereof . The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Operational Organization Chart Operational Organization Chart Accelerating Growth Stable Foundation Growth Opportunity MM-1995-2 Equity Oilfield Services

MEK Shareholder Data Stockholders Equity (1) Common Shares Outstanding (1) Current Stock Price (2) Current Market Cap 52 Week Stock Price Range 2005 EPS Guidance (3) $ 13.7 12.3 $ 4.79 $ 58.7 $ 1.65--$ 5.35 $ .19 basic As reported in June 30, 2005 Form 10Q. As of September 30, 2005 Revised for the effect of hurricanes Katrina and Rita- $600,000 reduction in net income from original 2005 guidance (Amounts in millions, except per share data)

MEK--What's New? Record Second Quarter Results On Track to meet revised 2005 Earnings Guidance Amex listing attained in August-Amex: MEK Substantial changes to commercial debt facilities Expansion of territories and product offering continues to push growth acceleration in PowerSecure Exceptional performance at Southern Flow interrupted by hurricanes Restructuring of Florida Operations Completed

Consolidated Operating Performance 2005 (2) (revised guidance) 2004 (2) 2003 (2) 2002 (2) Revenues 42,000 35,177 36,474 26,453 Income-continuing operations (1), (4) 2,400 1,575 1,859 (1,864) Avg. Basic Shares (3) EPS-Basic (4) 12,300 $.19 9,531 $.03 6,043 $.11 6,077 ($.45) Income from continuing operations excludes "Deemed Distributions" on Preferred Stock (n/a in 2005) and losses from discontinued operations Amounts exclude discontinued operation Actual Shares Outstanding at August 1, 2005 were 12,270,282 Revised due to the effects of Hurricanes--$600,000 reduction in net income from original guidance (Amounts in Thousands)

Summary Operational Data-1st Half 2005 Revenues 1st Half 2005-Actual $21,846,000 2nd Half-est Req. for Guidance $20,000,000 Income-Continuing Operations 956,178 1,443,822 Average Shares EPS-Basic 12.23 million $.08 12.29 million $.11

Points of Emphasis Healthy Balance Sheet Strong Earnings Guidance for 2005 Four energy related operating entities Accelerating Growth Opportunity in 5 Year Old PowerSecure Subsidiary Stable Foundation In Southern Flow Subsidiary Strong Energy Market enhancing results of Southern Flow and MM 1995-2

Strong, Accelerating Growth Engine PowerSecure Company is a leader in the emerging Distributed Generation market Company has built a foundation for accelerating growth and profitability On Track to meet 2005 Sales Forecast of $23 million Seven State sales expansion program on track Accelerating Growth

Historical Quarterly Revenues Quarterly Revenues 0 6328000 1414000 1253000 1613000 1542000 3325000 1749000 3000000 4400000 6170000 3800000 4200000 4348000 5108000 4974000 3821000 9730000 PowerSecure Quarterly Revenues Accelerating Growth Fluctuations, but a Clear Growth Trend! 2001 2002 2003 2004 2005

Historical Annual Gross Margin (%) 2001 2002 2003 2004 Gross Margin (%) 0.211 0.236 0.286 0.306 PowerSecure Margin Growth The Rate of Profitability is Accelerating! Accelerating Growth

Shared Savings & Monitoring Revenues Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Shared Savings & Monitoring 36712 67618 189217 220570 237374 296030 Accelerating Growth

What Does PowerSecure Do? Provides onsite power generation facilities to industrial and commercial customers Generation used by customers for both "backup" power and peak-shaving "Backup" power provides security and reliability Peak-shaving allows savings in electricity costs Investment cost is recovered from energy savings Accelerating Growth

PowerSecure's Growth Opportunity Market Expansion Opportunity Geographic 70% of PowerSecure's inception-to-date revenues concentrated in two States Operations now focused on seven additional States Longer term targets entire continental US Utility Alliances Utility Alliances formed to market products Revenues through 2004 mostly attributed to three utility alliances Six new alliances have been established-Projects with 5 of these have already been initiated Substantial resources directed to the development of these alliances Accelerating Growth

PowerSecure's Growth Opportunity National Accounts Applications very appealing to national retail operators Several successful programs underway Sales effort focused on securing additional national accounts Market Expansion Opportunity

PowerSecure's Growth Opportunity Product Expansion Opportunity NexGear(r) (switchgear) products High profit margin niches--Professional Services and Monitoring Recurring Revenue Streams Including: PowerSecure's "Shared Savings" business model Customers receive highly desired backup power for free Customers save through participation in peak-shaving Accelerating Growth

PowerSecure's "Showcase" Customers Accelerating Growth

Metretek, Inc. - Overview Historical operations--automated data acquisition systems used by Energy Utilities Growth opportunity: Telemetry products- InvisiConnect(r) Solution and CNI Hardware Approximately 500 units installed with 30 customers during the last twelve months Growth Opportunity

What is the InvisiConnect(r) Solution? Converts any remote data acquisition system to wireless Internet Protocol (IP) transport via Cellular Public Carriers Target Markets Natural Gas & Electric Metering Systems Water Measurement and Treatment Systems Oil & Gas Measurement Systems Metro Traffic Control Systems Electronic Signs and Billboards Vending Machine Monitoring Electronic Commerce Systems Growth Opportunity

Southern Flow - Overview In Business for over 50 years Oil Field Services-Gas Measurement Customers-Natural Gas Producers Predictable/Stable Performance and Profits Growth tied to Natural Gas Prices Current year performance temporarily effected by Hurricanes Katrina and Rita Stable Foundation

SFC Segment Profit Performance 1997 1999 2001 2003 2005 Est Segment Profit 976 1188 753 974 1187 1642 1953 1619 1940 2000 Avg. Gas $ 2.17 2.32 1.96 2.19 3.68 4 2.95 4.98 5.49 5.88 Stable Foundation

Equity Interest in MM 1995-2 Oil Field Services Sector-DJ Basin Processes and disposes of formation water produced in association with oil and gas Water disposed by injection into deep, subsurface formations via environmentally sound facilities MEK's equity interest approximately 27% Income offsets large portion of corporate overhead

Summary PowerSecure positioned for major growth in all its product lines Metretek, Inc. continues to serve its broad base of utility customers, and develop its InvisiConnect(r) Suite of Products Southern Flow continues to provide stable growth in earnings and cash flow Equity Investment in MM 1995-2 an increasing contributor to net income Guidance for Strong Performance in 2005-EPS of $.19 per basic share

MEK Shareholder Data Stockholders Equity (1) Common Shares Outstanding (1) Current Stock Price (2) Current Market Cap 52 Week Stock Price Range 2005 EPS Guidance (3) $ 13.7 12.3 $ 4.79 $ 58.7 $ 1.65--$ 5.35 $ .19 basic As reported in June 30, 2005 Form 10Q. As of September 30, 2005 Revised for the effect of hurricanes Katrina and Rita- $600,000 reduction in net income from original 2005 guidance (Amounts in millions, except per share data)

More Details on the Business of Metretek and Its Subsidiaries: http://www.metretek.com